UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 3, 2006

FEDEX CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

FEDERAL EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 1-7806

Delaware	71-0427007
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3610 Hacks Cross Road, Memphis, Tennessee	38125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 369-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01. Other Events.

On August 8, 2006, FedEx Corporation issued and sold $500,000,000 aggregate principal amount of its Floating Rate Notes due 2007 and $500,000,000 aggregate principal amount of its 5.50% Notes due 2009.

We are filing this Current Report on Form 8-K for the purpose of incorporating by reference the exhibits filed herewith into the Registration Statement on Form S-3 (Registration No. 333-136253) by which those notes and the related guarantees were registered.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated August 3, 2006, among FedEx Corporation, the Significant Guarantors named therein and Banc of America Securities LLC, on behalf of itself and as representative of the Underwriters named therein.

4.1	Indenture, dated as of August 8, 2006, between FedEx Corporation, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee.

4.2	Supplemental Indenture No. 1, dated as of August 8, 2006, between FedEx Corporation, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee.

4.3	Form of Floating Rate Note due 2007 (included in Exhibit 4.2).

4.4	Form of 5.50% Note due 2009 (included in Exhibit 4.2).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: August 8, 2006	By:	/s/ Marshall W. Witt

Marshall W. Witt Staff Vice President and Corporate Controller

Federal Express Corporation

Date: August 8, 2006	By:	/s/ Jay L. Cofield

Jay L. Cofield Vice President and Worldwide Controller

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EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 3, 2006, among FedEx Corporation, the Significant Guarantors named therein and Banc of America Securities LLC, on behalf of itself and as representative of the Underwriters named therein.

4.1	Indenture, dated as of August 8, 2006, between FedEx Corporation, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee.

4.2	Supplemental Indenture No. 1, dated as of August 8, 2006, between FedEx Corporation, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee.

4.3	Form of Floating Rate Note due 2007 (included in Exhibit 4.2).

4.4	Form of 5.50% Note due 2009 (included in Exhibit 4.2).

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